EXHIBIT 32.1

SECTION 1350 CERTIFICATION
OF THE PRESIDENT

I, Joel Kanter, President of Echo Healthcare Acquisition Corp. (the “Company”), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)
the Quarterly Report on Form 10-Q of the Company for the period ended June 30, 2007 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2007

/S/ JOEL KANTER
Joel Kanter
President